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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

                      Date of Report:  January 29, 1996

                                XTRA Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                             1-7654                           06-0954158
--------------------------------------------------------------------------------
State of incorporation             (Commission                    (IRS Employer
of organization                     File Number)             Identification No.)

60 State Street, Boston, MA                                                02109
--------------------------------------------------------------------------------
(Address of principal executive offices)                               Zip Code


Registrant's telephone number including area code:  (617) 367-5000
--------------------------------------------------------------------------------

                                      N/A
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         (Former name or former address, if changed since last report)
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        Item 5.  Other Events
        ------

        On January 25, 1996, XTRA Corporation issued a press release disclosing certain financial information for the fiscal first quarter ended December 31, 1995, which financial information is contained herein on pages 3-5.







                                     -2-
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
                      XTRA CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED INCOME STATEMENTS
                        ------------------------------
           (Millions of dollars except per share and share amounts)
                                 (Unaudited)

                                                        Three Months Ended
                                                            December 31,
                                                        ------------------
                                                          1995      1994
                                                        --------  --------
Revenues                                                $ 112.2   $  96.3

Operating expenses
   Depreciation and lease financing                        36.3      26.5
   Rental equipment operating expense                      24.9      20.7
   Selling & administrative expense                        10.5       8.1
                                                        -------   -------
                                                           71.7      55.3
                                                        -------   -------
      Operating income                                     40.5      41.0

Interest expense                                           16.7       8.3
Foreign exchange loss                                       0.4       --
                                                        -------   -------
      Income before provision for income taxes             23.4      32.7

Provision for income taxes                                  9.5      13.6
                                                        -------   -------
Net income                                                 13.9      19.1
                                                        =======   =======

Earnings per share                                      $  0.85   $  1.12

Weighted average shares outstanding (in thousands)       16,431    17,034

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

                      XTRA CORPORATION AND SUBSIDIARIES
                    CONDENSED CONSOLIDATED BALANCE SHEETS
                    -------------------------------------
                            (Millions of dollars)

                                                December 31,
                                                    1995        September 30,
                                                (Unaudited)         1995
                                                ------------    -------------
Assets

Receivables, net                                  $  103          $   98
Property & Equipment, net                          1,413           1,398
Other Assets                                          26              27
                                                  ------          ------
   Total Assets                                   $1,542          $1,523
                                                  ======          ======


Liabilities & Stockholders' Equity

Other Liabilities                                 $   69          $   73
Debt                                                 914             897
Deferred Income Taxes                                202             194
Stockholders' Equity                                 357             359
                                                  ------          ------
   Total Liabilities & Stockholders' Equity       $1,542          $1,523
                                                  ======          ======


Net Debt Outstanding                              $  913          $  891
                                                  ======          ======

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
                       XTRA CORPORATION AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                -----------------------------------------------
                            (Millions of dollars)
                                 (Unaudited)

                                                Three Months Ended December 31,
                                                    1995               1994
                                                ------------       ------------
Cash Provided from Operations                       $ 57               $ 55
Cash Used for Investment Activities                  (65)               (48)
Cash Used for Financing Activities                   (14)                (2)
                                                    ----               ----
Increase in Net Debt Outstanding (Debt-Cash)        $(22)              $  5
                                                    ====               ====

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 XTRA Corporation
                                          ------------------------------
                                                   (Registrant)



Date:   January 29, 1996                       /s/ Michael J. Soja
      -----------------------------       ------------------------------
                                               Michael J. Soja
                                                Vice President and
                                                  Chief Financial Officer



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